SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

POWER INTEGRATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5245 Hellyer Avenue San Jose, California (Address of principal executive offices)		95138-1002 (Zip Code)

(408) 414-9200

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Power Integrations Press Release, issued July 23, 2003.

99.2	Transcript of conference call held on July 23, 2003.

Item 12.    Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Power Integrations, Inc. (“Power Integrations” or the “Company”) whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On July 23, 2003, Power Integrations issued a press release (the “Press Release”) announcing the Company’s financial results for the quarter ended June 30, 2003 (the “Results”) and forward-looking statements relating to fiscal 2003. In conjunction with the issuance of the Press Release, Power Integrations conducted a conference call on July 23, 2003 to discuss the Results with investors and financial analysts. Copies of the Press Release and transcript of the conference call are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, changes and shifts in customer demand away from products that integrate Power Integrations’ integrated circuits to products that do not; Power Integrations’ ability to maintain and establish strategic relationships; the effects of competition; the risks inherent in the development and delivery of complex technologies; Power Integrations’ ability to attract, retain and motivate qualified personnel; the emergence of new markets for Power Integrations’ products and services; Power Integrations’ ability to compete in those markets based on timeliness, cost and market demand; and Power Integrations’ limited financial resources. In addition, new product introductions are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the market place, including product development delays and defects. Power Integrations more fully discusses these and other risk factors in its most recent reports on Form 10-K filed with the SEC on March 31, 2003 and Form 10-Q filed with the SEC on May 12, 2003. Power Integrations is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER INTEGRATIONS, INC.

Date: July 28, 2003	By:	/s/ JOHN M. COBB
John M. Cobb Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Power Integrations Press Release, issued July 23, 2003.

99.2	Transcript of conference call held on July 23, 2003.